SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)   February 22, 1999
                                                  ------------------




                           News Communications, Inc.
-------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)



           Nevada                   0-18299                  13-3346991
    -------------------            ---------               -------------
(State or Other Jurisdiction      (Commission              (IRS Employer
   of Incorporation)              File Number)           Identification No.)


          174-15 Horace Harding Expwy., Fresh Meadows, New York 11365
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code     (718) 357-3380
                                                   -----------------------------

                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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

Item 5.  Other Events.

     On February 22, 1999, News Communications, Inc. consummated a rights offering of 3,833,333 shares of its common stock at $1.50 per share. The offering resulted in gross proceeds to News Communications of $5,750,000. See "Item 7 - Financial Statements, Pro Forma Financial Statements and Exhibits" for a pro forma balance sheet (unaudited) of News Communications and it subsidiaries as of January 31, 1999, giving effect to the rights offering.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The net tangible assets of News Communications following the rights offering, at January 31, 1999 is $3,292,395. See attached balance sheet.

                   NEWS COMMUNICATIONS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                             as of January 31, 1999



                                                                       Actual                   Proforma
                                                                      --------------------------------------
ASSETS                                                                             (Unaudited)
CURRENT ASSETS:                                                       --------------------------------------
         Cash and cash equivalents                                     $    308,072             $  5,658,072
         Accounts receivable, less allowances for
                      doubtful accounts of $1,152,714                     3,263,080                3,263,080
         Due from related parties                                           408,604                  408,604
         Other                                                               64,630                   64,630
                                                                       -------------------------------------
                       Total current assets                               4,044,386                9,394,386

INVESTMENT IN UNCONSOLIDATED ENTITIES                                       178,535                  178,535
PROPERTY AND EQUIPMENT (at Cost), Net                                       336,661                  336,661
OTHER ASSETS:
             Trademarks, Net                                              1,764,771                1,764,771
             Goodwill, Net                                                1,370,081                1,370,081
             Other, Net                                                      63,120                   63,120
                                                                       -------------------------------------
TOTAL ASSETS                                                           $  7,757,554              $13,107,554
                                                                       =====================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
             Accounts payable                                          $  1,575,798             $  1,575,798
             Accrued expenses                                             2,046,130                2,046,130
             Due to related party                                           410,000                  410,000
             Related party short-term debt                                3,700,000                3,700,000
             Other current liabilities                                      253,076                  253,076
                                                                       -------------------------------------
                        Total current liabilities                         7,985,004                7,985,004

MINORITY INTEREST                                                           460,074                  460,074

COMMITMENTS AND CONTNGENCIES

STOCKHOLDERS' EQUITY:
             Preferred stock, $1.00 Par Value, 500,000
                     shares authorized                                      220,340                  220,340
             Common Stock, $.01 Par Value                                    27,920                   66,253
             PAID-IN-CAPITAL, PREFERRED STOCK                             2,257,025                2,257,025
             PAID-IN-CAPITAL, COMMON STOCK                               14,499,107               19,810,774
             RETAINED EARNINGS (Accumulated deficit)                    (17,283,187)             (16,807,732)
             LESS: TREASURY STOCK (at Cost)                                (408,729)                (408,729)
                                                                        ------------------------------------
                          Total Stockholders' Equity                       (687,524)               4,662,476
                                                                        ------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $ 7,757,554             $ 13,107,554
                                                                        ====================================

                                   Page 3 of 4

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEWS COMMUNICATIONS, INC.


Date:  February 22, 1999                    By:   /s/ Michael Schenkler
       -----------------                          ----------------------------
                                                  Michael Schenkler
                                                  President


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